UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2023

CreditRiskMonitor.com, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-8601	36-2972588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Executive Boulevard
Valley Cottage, NY 10989
(Address of principal executive offices, including zip code)

(845) 230-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	CRMZ	OTC Markets OTCQX U.S.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Jerome S. Flum, who has served as the Company’s Chief Executive Officer since 1999, has notified the Company that he is stepping back from this position and the day-today management of the Company effective May 1, 2023. Jerry Flum will remain involved in the Company as Executive Chairman and stand for re-election to the Board of Directors as Chairman.

(c) Effective May 1, 2023, the Company’s Board of Directors appointed Michael Flum, age 36, to serve as Chief Executive Officer and President.

Michael Flum joined the Company in June 2018 as Vice President of Operations & Alternative Data. He was appointed Chief Operating Officer in October 2019 and subsequently President in October 2020.

Prior to joining CreditRiskMonitor, Mr. Flum served as Vice President of Operations at Gullett & Associates, Inc., a Houston-based midstream oil & gas survey and drafting firm from 2016-2017. Mr. Flum held various engineering and project management roles at Enterprise Products Partners, a Houston-based midstream oil & gas owner/operator from 2009 to 2016. During his time in the energy sector, Mr. Flum managed the completion of pipeline and plant projects totaling more than $1.3 billion. Mr. Flum holds an M.B.A. from Columbia Business School as well as a B.S. in Mechanical Engineering and a B.A. in Religious Studies from Rice University.

In connection with his promotion to CEO, Michael Flum’s annual salary is increasing effective May 1, 2023 from $193,000 to $205,000. Also, the Company is granting him effective May 1, 2023 options to purchase 50,000 shares of the Company’s common stock. The options, which have a ten year term, are scheduled to vest in 20% increments on the third, fourth, fifth, sixth and seventh anniversaries of the grant date. The exercise price of the option shall be the closing price of the Company’s shares on May 1, 2023 plus a 10% premium.

Mr. Flum is the son of Jerome S. Flum, the Company’s former Chief Executive Officer and current Chairman of the Board of Directors, and the brother of Joshua Flum, a Director of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated May 1, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDITRISKMONITOR.COM, INC.

Date: May 1, 2023	By:	/s/ Steven Gargano
Steven Gargano
Chief Financial Officer
(Principal Financial and
Accounting Officer)